The UBS Funds

Prospectus Supplement | December 31, 2019

Includes:

•  UBS Sustainable Development Bank Bond Fund

Dear Investor,

The purpose of this supplement is to update the Prospectus relating to Class P2 shares of the UBS Sustainable Development Bank Bond Fund series of The UBS Funds, dated October 28, 2019, as follows:

The UBS Sustainable Development Bank Bond Fund's index, the Solactive UBS Global Multilateral Development Bank Bond USD 40% 1-5 Year 60% 5-10 Year Total Return Index has changed its name to the Solactive Global Multilateral Development Bank Bond USD 40% 1-5 Year 60% 5-10 Year Total Return Index.

Therefore, all references to the Solactive UBS Global Multilateral Development Bank Bond USD 40% 1-5 Year 60% 5-10 Year Total Return Index are deleted in their entirety and replaced with Solactive Global Multilateral Development Bank Bond USD 40% 1-5 Year 60% 5-10 Year Total Return Index.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS-1036